UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 26, 2023
FLEX LTD.
(Exact Name of Registrant as Specified in Its Charter)

Singapore	0-23354	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2 Changi South Lane, Singapore		486123
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (65) 6876-9899
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, No Par Value	FLEX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01 Other Events.
On June 26, 2023, Flex Ltd. (the “Company”) issued a press release announcing that Nextracker Inc. (“Nextracker”), a subsidiary of the Company, has launched a proposed underwritten offering of 14,210,511 shares of Nextracker’s Class A common stock (“Common Stock”) offered by Nextracker and 2,289,489 shares of Common Stock offered by certain stockholders of Nextracker. The underwriters of the offering will also have a 30-day option to purchase up to 1,650,000 additional shares of Common Stock from Nextracker and such selling stockholders. On June 23, 2023, the last reported sale price of Nextracker’s Common Stock on the Nasdaq Global Select Market was $38.63 per share. The offering is subject to market conditions and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 8.01 by reference.
On June 26, 2023, Nextracker publicly filed a registration statement on Form S-1 (File No. 333-272934) with the U.S. Securities and Exchange Commission relating to the offering.
None of the information furnished in Item 8.01 or 9.01 of this Current Report on Form 8-K shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Unless expressly set forth by specific reference in such filings, none of the information furnished in Item 8.01 or 9.01 of this Current Report on Form 8-K shall be incorporated by reference in any filing under the Securities Act of 1933, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.
99.1	Press release, dated June 26, 2023, issued by Flex Ltd.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEX LTD.

Date: June 26, 2023

	By:	/s/ Paul R. Lundstrom
		Name: Title:	Paul R. Lundstrom Chief Financial Officer

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